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                     BERNARD CHAUS, INC. AND SUBSIDIARIES



                            INSTRUMENT OF ASSIGNMENT

         THIS INSTRUMENT OF ASSIGNMENT, made, executed and delivered as of the 19 th day of December, 1994 by Daniel Rosenbloom and Josephine Chaus, as co-executors (the "Executors") of the estate of Bernard Chaus, deceased, to Josephine Chaus ("Chaus") as heir of Bernard Chaus, deceased.

                              W I T N E S S E T H

         WHEREAS, in order to carry out the intent and purpose of the Last Will and Testament of Bernard Chaus, the Executors wish to transfer and assign to Chaus all right, title and interest in and to the subordinated notes of Bernard Chaus, Inc. previously issued to Bernard Chaus, deceased, and listed on Schedule A to this Instrument of Assignment (the "Notes"), copies of which are annexed hereto;

         NOW, THEREFORE, the Executors hereby convey, grant, bargain, sell, transfer, set over, assign, alienate release, deliver and confirm unto Chaus and her successors and assigns forever, without recourse, representation or warranty, all right, title and interest of Bernard Chaus, deceased, in, to and under the Notes, to have and to hold for her and their own use and benefit forever.

         This Instrument of Assignment is executed by, and shall be binding upon, the Executors and their respective successors and assigns, for the uses and purposes above set forth and referred to, effective immediately upon its delivery to Chaus, and shall be governed by the laws of the State of New York, without regard to conflicts of law principles thereof.

         IN WITNESS WHEREOF, the Executors have caused this Instrument of Assignment to be duly executed and delivered as of the date and year first above written.


                                                   /S/
                                     Daniel Rosenbloom, as co-Executor
                                      of the estate of Bernard Chaus


                                                   /S/
                                     Josephine Chaus, as co-Executor
                                     of the estate of Bernard Chaus

Acknowledged

BERNARD CHAUS, INC.

By:          /S/
      Josephine Chaus
        Chairwoman






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                                                                     SCHEDULE A



                SUBORDINATED NOTES ISSUED BY BERNARD CHAUS, INC.



$7,365,000 Subordinated Note dated June 30, 1986, as amended by letters dated June 15, 1988, May 17, 1990, February 21, 1991, July 31, 1991, October 30, 1992,
September 9, 1993, October 18, 1993 and December 31, 1993

$1,000,000 Subordinated Note dated August 1, 1993, as amended by letters dated October 18, 1993 and December 31, 1993

$311,500 Subordinated Note dated August 1, 1993, and amended by letters dated October 18, 1993 and December 31, 1993

$181,056 Subordinated Note dated December 31, 1993
$412,950 Subordinated Note dated December 31, 1993